Exhibit 10.2
SUPPLY AGREEMENT
by and between
SURMODICS, INC.
and
MERCK & CO., INC.

Supply Agreement
     This Supply Agreement (this “Agreement”), is effective as of the 26th day of June, 2007 (the “Effective Date”), by and between SurModics, Inc., a company organized and existing under the laws of the state of Minnesota and having its principal office at 9924 West 74th Street, Eden Prairie, Minnesota 55344 (hereinafter referred to as “SURMODICS”), and Merck & Co., Inc., a company organized and existing under the laws of the state of New Jersey U.S.A. and having its principal office at One Merck Drive, Whitehouse Station, New Jersey, 08889-0100, U.S.A. (hereinafter referred to as “MERCK”);
WITNESSETH:
WHEREAS, MERCK and SURMODICS have entered into an Exclusive License and Research Collaboration Agreement effective as of the date hereof (the “License Agreement”) relating to a grant of a license from SURMODICS to MERCK; and
WHEREAS, as part of the License Agreement, MERCK desires to purchase, and SURMODICS desires to supply, MERCK and its Affiliates (as herein after defined) with Product (as hereinafter defined) in the Territory (as hereinafter defined) pursuant to the terms set forth herein.
NOW, THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:
1. DEFINITIONS
References to “Articles”, “Sections” and “subsections” in this Agreement shall be to Articles, Sections and subsections respectively, of this Agreement unless otherwise specifically provided. Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement. As used in this Agreement the following terms, whether used in the singular or the plural, shall have the meanings set forth in this Article:
1.1	The term “Affiliate” shall mean with respect to any party, (a) any other Person of which [*] or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, general partnership interest of such other Person are owned, controlled, or held, directly or indirectly by, or under common ownership or control with, such party; or (b) any other Person that, directly or indirectly, owns, controls, or holds [*] (or the maximum ownership interest permitted by law) or more of the securities or other ownership interests representing the equity, the voting stock or, if applicable, the general partnership interest, of such party or is otherwise able to control the direction of such party.

1.2	The term “Calendar Year” shall mean any period during the Term commencing on January 1 and ending on December 31.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.3	The term “cGMP” shall mean current Good Manufacturing Practices, as defined in FDA rules and regulations [*] including, without limitation, the United States regulations set forth at 21 CFR Parts 210-211 (with respect to Product), and Part 820 (with respect to Tools), as appropriate and as the same may be amended from time to time, [*].

1.4	The term “Clinical Product” shall mean the I-vation Platform that incorporates a Compound as an active ingredient, or the Surgical Instrument, in each case for use in Clinical Trials, the Research Program or other non-commercial uses.

1.5	The term “Change Control Procedure” shall have the meaning set forth in Section 6.14.

1.6	The term “Compound” shall mean as the case may be, (i) a TA Compound (as defined in the License Agreement, (ii) a [*] (as defined in the License Agreement), or (iii) a Licensed Other [*] Compound (as defined in the License Agreement).

1.7	The term “Contract Manufacturers” shall mean the Third Party (as defined in the License Agreement) contract manufacturers listed in Schedule 1.12, as the same may be amended as provided in Section 2.4, with which SURMODICS (or any of its permitted successors or assigns) or any of its Affiliates contracts for the Manufacture of Product in order to fulfill SURMODICS’ obligations under this Agreement.

1.8	The term “Deliver”, “Delivered” or “Delivery” with respect to a Product shall mean, and shall take place upon, the transfer of possession of such Product to a carrier designated by MERCK, [*], the applicable Facility.

1.9	The term “Economic Cost” shall have the meaning set forth in Schedule 1.9.

1.10	The term “Expansion Plan” shall have the meaning set forth in Section 2.3.

1.11	The term “Extraction Tool” shall mean the surgical tool that is used to remove the Intravitreal Implant from the eye.

1.12	The term “Facility” or “Facilities” shall mean the site or sites of Manufacture of Materials or Product, which shall be, as applicable (i) SURMODICS’ facility located at Eden Prairie, Minnesota, (ii) any new SURMODICS facility that may be constructed [*] or (iii) SURMODICS’ Contract Manufacturers’ facilities, in each case which are described on Schedule 1.12 as the same may be amended from time to time.

1.13	The term “Firm Order” means a binding commitment in writing made by MERCK to purchase Product from SURMODICS in accordance with Section 3.3.

1.14	The term “First Commercial Sale” shall mean the first sale of Marketed Product for end use or consumption in the first country in the Territory after all required approvals, including Marketing Authorizations, have been granted by the Regulatory Authority of

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

such country, excluding, however, any sale or other distribution for use in a Clinical Trial.
1.15	The term “Force Majeure” shall have the meaning given in Section 13.4.

1.16	The term “Insertion Tool” shall mean the surgical tool that is used to insert the Intravitreal Implant into the eye.

1.17	The term “Intravitreal Implant” shall mean [*]

1.18	The term “I-vation Platform” shall mean [*]

1.19	The term “JSC” shall have the meaning given in Section 2.7(a).

1.20	The term “Launch Period” shall mean [*]

1.21	The term “License Agreement” shall have the meaning assigned in the recitals hereto.

1.22	The term “Long Range Plan” shall have the meaning set forth in Section 3.4.

1.23	The term “Manufacture/Manufacturing/Manufactured” shall mean all operations involved in the receipt, incoming inspections, storage and handling of Materials and the manufacturing, formulating, Primary Packaging, Secondary Packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), release, and preparing for shipping of Product; provided that in the event MERCK elects to manufacture all or part of Product, then such portion of the manufacturing process shall be excluded from the definition of “Manufacture”.

1.24	The term “Marketed Product” shall mean the I-vation Platform that incorporates a Compound as an active ingredient in final form or the Surgical Instruments, in each case after Secondary Packaging, in each case for commercial sale or distribution in the Territory by prescription, over-the-counter or any other method.

1.25	The term “Marketing Authorizations” shall mean all approvals and permits from the relevant Regulatory Authority necessary to market and sell a Marketed Product in any country (including without limitation, all applicable pricing and governmental reimbursement approvals even if not legally required to sell Marketed Product in a country in the Territory).

1.26	The term “Materials” shall mean all raw materials, including without limitation, excipients, Compounds, components, containers, labels and packaging materials necessary for the Manufacture of Product.

1.27	The term “Merck Materials” shall have the meaning set forth in Section 2.5.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

1.28	The term “Month” shall mean a calendar month.

1.29	The term “Primary Packaged Product” shall mean either (i) the I-vation Platform that incorporates a Compound as an active ingredient or (ii) the Surgical Instrument(s), in each case contained in a primary container. For purposes of this Agreement, “primary container” shall mean packaging that comes into contact with such I-vation Platform or Surgical Instrument.

1.30	The term “Primary Packaging” shall mean the process of converting the I-vation Platform that incorporates a Compound as an active ingredient or a Surgical Instrument into Primary Packaged Product.

1.31	The term “Product” shall mean Marketed Product or Clinical Product, as the case may be.

1.32	The term “Quality Agreement” shall have the meaning set forth in Section 6.14.

1.33	The term “Quarter” shall mean the respective periods of three (3) consecutive calendar Months ending on March 31, June 30, September 30 and December 31.

1.34	The term “Recoupment Fee” shall have the meaning set forth in Section 2.1(d).

1.35	The term “Regulatory Authority” shall mean any applicable government regulatory authority involved in granting approvals for the Manufacturing, marketing, reimbursement and/or pricing of a Product in the Territory, including, without limitation in the United States, the United States Food and Drug Administration and any successor governmental authority having substantially the same function, and the corresponding authorities of the European Union and Japan.

1.36	The term “Related Parties” shall mean MERCK, its Affiliates, distributors, and their respective sublicensees, as applicable.

1.37	The term “Safety Stock” shall have the meaning set forth in Section 3.4.

1.38	The term “Secondary Packaging” shall mean putting Primary Packaged Product into packaging and performing labeling as specified in the Specifications.

1.39	The term “Specifications” shall mean the mutually agreed specifications for Product to be set forth in Schedule 1.39 hereto, as the same may be amended in writing by mutual agreement of the Parties from time to time.

1.40	The term “Surgical Instrument” or “Surgical Instruments” shall mean the Extraction Tool and/or the Insertion Tool in final form after Secondary Packaging.

1.41	The term “Supply Price” shall have the meaning set forth in Section 4.1.

1.42	The term “SurModics Profit” shall have the meaning given in Schedule 1.9.

1.43	The term “Term” shall have the meaning set forth in Section 12.1

1.44	The term “Territory” shall mean all of the countries in the world, and their territories and possessions.

1.45	The term “Unit” shall mean one unit of Product.

1.46	The term “Research Program” shall mean the research and development undertaken by the Parties as set forth in Article 2 and Schedule 2.1 of the License Agreement.
2. SUPPLY OF PRODUCT; JOINT SUPPLY COMMITTEE
2.1	(a) Appointment. SURMODICS agrees to supply, and MERCK agrees to purchase from SURMODICS, Product in the Territory during the Term, subject to the terms and conditions herein. For the purposes of this Agreement, all references to MERCK’s Firm Orders for Product (both Clinical Product and Marketed Product) shall include the Firm Orders of its Related Parties. MERCK’s Related Parties may purchase Product directly from SURMODICS under this Agreement upon notification to SURMODICS of their agreement to be bound by the terms and conditions hereof; provided that any majority owned subsidiary of MERCK may do so without such notification.
(b) Exclusivity. [*] MERCK shall purchase exclusively from SURMODICS, and SURMODICS shall supply, all of MERCK’s and its Related Parties’ requirements of Product in the Territory during the Term, subject to the terms and conditions herein.
(c) Alternate Supplier. MERCK may, upon [*] written notice to SURMODICS, terminate its obligation to exclusively purchase all Product(s) from SURMODICS any time following the Effective Date. [*] “Alternate Supplier” means a source of supply that has the capability to supply Product [*] (the “Alternate Supplier”).
(d) Recoupment of Capital Investment. If, anytime prior to or within [*] following the date of First Commercial Sale of the first Marketed Product, MERCK establishes an Alternate Supplier pursuant to Section 2.1(c) [*]
2.2	Shortage of Supply. In the event that at any time SURMODICS foresees that it will be unable to Manufacture in whole or in part an ordered or forecasted quantity of Product for any reason other than a shortage of Merck Materials, including as a result of Force Majeure, SURMODICS shall notify MERCK of such inability as soon as possible, giving the reasons therefore and the date such inability is expected to end, the quantities of Product available during such period and the proposed amount of the Materials and/or resources allocated to MERCK in the event such inability is caused by a shortage of Materials and/or resources required for the Manufacture of Product. [*]

2.3	Capital Investment and Capacity Expansion. The Parties acknowledge that SURMODICS will be making significant capital investments (the “Capital Investment”) in its Facilities in order to fulfill its obligations under this Agreement. An estimate of the

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

expected Capital Investment is described in Schedule 2.3 hereto. The actual amount of the Capital Investment shall be determined by SURMODICS no later than [*] The Capital Investment shall be determined by SURMODICS in a manner consistent with SURMODICS’ methodology for preparing the estimated Capital Investment set forth in Schedule 2.3 [*] and shall be supported by reasonable documentation. [*] SURMODICS shall use its Commercially Reasonable Efforts to acquire additional capacity for the Manufacture of MERCK’s forecasted requirements of Marketed Product as set forth in the Research Program. Such actions may include, in SURMODICS’ reasonable judgment, [*] SURMODICS shall use its Commercially Reasonable Efforts to minimize the Capital Investment.

2.4	Subcontracting. SURMODICS may not subcontract its obligations under this Agreement to any third party without MERCK’s prior written consent, such consent not to be unreasonably withheld, conditioned or delayed. MERCK hereby acknowledges the third party Contract Manufacturers listed on Schedule 1.12 [*]. Schedule 1.12 shall be amended from time to time to include third party subcontractors consented to by MERCK.

2.5	Procurement of Materials. MERCK shall be responsible for the supply of the [*] (collectively, “Merck Compounds”). SURMODICS shall be responsible for the procurement of TA Compound and all other Materials. Notwithstanding the foregoing, MERCK shall have the option, with prior written notice to SURMODICS, to either manufacture or purchase any or all of the Materials (all such Materials shall be referred to herein as the “Merck Materials”) and to supply Merck Materials to SURMODICS. The supply price for Merck Compounds and Merck Materials shall be mutually agreed upon by the Parties in good faith. With respect to the supply of the Merck Compounds and Merck Materials (in the event MERCK exercises its option to supply such MERCK Materials set forth above) to SURMODICS, the provisions set forth in Sections 2.2, 3.1 through Section 3.3, 3.5, and 4.2 through 4.5 shall apply to and shall be binding on MERCK, mutatis mutandis, except that (i) Merck Compounds and Merck Materials shall be delivered to SURMODICS [*], site of manufacture of Merck Materials, or such other location as mutually agreed upon by the Parties, and (ii) any payment due to MERCK shall be made by SURMODICS by crediting MERCK’s account within [*] after its receipt of MERCK’s invoice; provided, however, if within [*] of such payment becoming due to MERCK there is no sum owed by MERCK to SURMODICS to which such credit may be applied, SURMODICS shall pay such amount to MERCK.

2.6	Scale Up. In order to facilitate the Manufacture of Marketed Product, SURMODICS agrees to accomplish, at its expense and with MERCK’s input and to MERCK’s reasonable satisfaction, the Manufacturing activities set forth in Schedule 2.6, within the time frames specified therein.[*]

2.7	Joint Supply Committee. The Parties hereby establish a committee to facilitate the supply of Product as follows:

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(a) Composition of the Joint Supply Committee. The commercialization scale-up contemplated in Schedule 2.6 and the supply activities under this Agreement shall be conducted under the direction of a joint supply committee (the “JSC”) which shall be comprised of [*] Each Party may change its representatives to the JSC from time to time, in its sole discretion, effective upon providing written notice to the other Party of such change. These representatives shall have appropriate manufacturing credentials, experience and knowledge, and ongoing familiarity with the commercialization scale-up and supply activities contemplated by this Agreement. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JSC meetings, subject to such representative’s or consultant’s written agreement to comply with the requirements of Section 10.1. [*] Each Party shall bear its own expenses related to the attendance of such meetings by its representatives.
(b) Scope of JSC Oversight. The JSC’s oversight responsibilities shall be limited to the activities in this Agreement including those specified in Schedule 2.6. Within such scope, the JSC shall serve as a forum for:
(i)	[*]

(ii)	[*]

(iii)	[*]

(iv)	[*]

(v)	[*]

(vi)	[*]

(vii)	[*]

(viii)	[*] and

(ix)	[*]
(c) Decision-Making. [*]
(d) Meetings. The JSC shall meet in accordance with a schedule established by mutual written agreement of the Parties, with the location for such meetings alternating between SURMODICS and MERCK facilities (or such other location as may be determined by the JSC). Alternatively, the JSC may meet by means of teleconference, videoconference or other similar communications equipment.
(e) Termination of the JSC. All of the JSC’s functions and duties shall terminate upon the expiration or earlier termination of this Agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3. FORECASTS AND ORDERS
3.1	Clinical Product. Until the receipt of Marketing Authorizations, SURMODICS and MERCK shall from time to time meet and confer to discuss in good faith the quantity of Clinical Product MERCK desires to order under this Agreement and SURMODICS shall advise MERCK on the time required to produce and Deliver such quantities. Consistent with such discussions, the JSC shall provide SURMODICS with a forecast of MERCK’s requirements for Clinical Product via the Research Plan or as may otherwise be communicated to SURMODICS through the JSC. MERCK shall submit Firm Orders to SURMODICS for such quantity of Clinical Product as is consistent with the discussions of the Parties and the forecast provided by the JSC, and SURMODICS shall Manufacture and Deliver such quantity of Clinical Product to MERCK under this Agreement.

3.2	[*] Forecast. In order to assist SURMODICS in its production planning, no later than [*] prior to the date of the anticipated First Commercial Sale, MERCK will provide SURMODICS with a written forecast of MERCK’s [*] requirements of Marketed Products for the [*] following such First Commercial Sale. Changes to this initial forecast shall be made as they occur. Beginning at least [*] before the initial delivery of Marketed Product to MERCK pursuant to Firm Orders, and [*] thereafter, MERCK shall submit to SURMODICS its updated forecast for the next [*]. It is understood and agreed that estimates shall not constitute commitments to purchase Marketed Product or Firm Orders.

3.3	Firm Orders.
(a)	At least [*] prior to the beginning of each Month during the Term, MERCK shall place an order (a “Firm Order”) for its requirements of Product for such Month. Each Firm Order shall specify the quantity of Product ordered, the required Delivery date and the shipping address. Each Firm Order for Marketed Product shall [*].

(b)	Should MERCK request SURMODICS to supply Product in excess of MERCK’s most recent estimate of its requirements, SURMODICS shall use its Commercially Reasonable Efforts to meet MERCK’s request.

(c)	[*]

(d)	SURMODICS shall satisfy each Firm Order on or before the Delivery date specified in such Firm Order by MERCK, provided that such Delivery date is at least [*] after the date of the Firm Order. No Delivery shall be made more than [*] in advance of the date specified for Delivery in a Firm Order without MERCK’s approval. The site(s) of Manufacture shall be indicated on documents accompanying each shipment of Product.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

(e)	A Firm Order shall be made on such form of purchase order or document as MERCK may specify from time to time in writing (which may include electronic ordering), subject to Section 4.6; provided that the terms and conditions of this Agreement shall be controlling over the terms and conditions contained in any Firm Order. Any term or condition of such Firm Order that is different from or contrary to the terms and conditions of this Agreement shall be void.
3.4	Long Range Forecast. In addition to the rolling [*] forecast, no later than [*] prior to the anticipated date of the First Commercial Sale, and thereafter, by [*] of each Calendar Year, MERCK shall provide SURMODICS with a long range plan containing a non-binding estimate of annual requirements of Product for the following [*] (each a “Long Range Plan”). If at any time, a Long Range Plan reasonably suggests any supply issue, particularly as it relates to production capacity, the Parties shall discuss how to address the potential shortage.

3.5	Safety Stock
(a)	On or before the anticipated date of the First Commercial Sale and thereafter during the Term, SURMODICS shall at its own cost and expense maintain an amount of inventory of Marketed Product equal to MERCK’s requirements of such Marketed Product for commercial sale for [*] (the “Safety Stock”); provided, however, that if SURMODICS draws upon the Safety Stock and is unable to Manufacture additional Safety Stock due to a shortage of Merck Materials or Merck Compounds, SURMODICS shall be relieved of its obligation to maintain the Safety Stock until such time as MERCK begins supplying the Merck Materials or Merck Compounds in sufficient quantities for SURMODICS to Manufacture and maintain the Safety Stock as required hereunder.

(b)	The Safety Stock shall be maintained for the sole benefit of MERCK and shall not be subject to allocation, and shall be stored at a secure Facility in compliance with cGMP, separate from the Facility where the Marketed Product is Manufactured. SURMODICS shall rotate the Safety Stock on a “First Expiry-First Out” basis for routine fulfillment of Firm Orders. MERCK shall have the right to reduce or eliminate the Safety Stock at any time by written notice to SURMODICS and, in such case, MERCK’s obligation to purchase the Safety Stock under Section 12.9 of this Agreement shall be reduced or eliminated.

(c)	In the event SURMODICS is not able to Manufacture any Firm Orders for Marketed Product for any reason, SURMODICS shall draw upon the Safety Stock to make up for any shortfall it is not able to Manufacture. Within [*] after the end of each Quarter, SURMODICS shall deliver a report to MERCK describing the quantities of the Safety Stock remaining as of the end of such Quarter.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

3.6	Shortage of Merck Materials. If SURMODICS is unable to Manufacture in whole or in part any ordered or forecasted quantity of Product due to a shortage of Merck Compounds or Merck Materials, (i) SURMODICS shall be excused from its supply obligations under this Agreement, except as to Safety Stock, to the extent of the shortage in the Merck Compound or Merck Materials, and (ii) the date on which SURMODICS is required to deliver the affected quantity of Product shall be extended by a period equal to the length of the delay in SURMODICS’ receipt of the Merck Compounds and/or Merck Materials plus a reasonable time to resume production.
4. PRICE; PAYMENT AND TERMS OF SALE
4.1	Price.
(a)	Supply Price. The supply price (the “Supply Price”) payable by MERCK to SURMODICS for Product Delivered hereunder, shall be at SURMODICS’ Economic Cost plus, [*] a reasonable and customary profit to SurModics equal to SurModics Profit and shipping costs payable by MERCK in accordance with the Delivery terms set forth in Section 4.4 below.

(b)	[*]
(i)	[*]

(ii)	[*]

(iii)	[*]
(c)	Productivity Improvements. SURMODICS shall use its Commercially Reasonable Efforts with respect to managing the Economic Cost associated with the Manufacture and supply of Product hereunder. [*]
4.2	Payment. Payment of the Supply Price for Product Delivered to MERCK shall be made by MERCK in United States dollars, free and clear of any reduction, charges, fees or withholding of any nature unless acknowledged by SURMODICS in writing, within [*] after the date of invoice, which invoice shall be issued by SURMODICS on or after the Delivery date, and shall be paid by bank wire transfer to a bank account designated in writing by SURMODICS from time to time.

4.3	[*]

4.4	Delivery. SURMODICS shall tender Product purchased by MERCK for Delivery [*] the applicable [*], addressed to the shipping address specified in the Firm Order. MERCK shall select transportation modes and carriers and shall provide SURMODICS with standard shipping instructions at least [*] prior to the first requested shipping date hereunder; thereafter, MERCK may modify such shipping instructions in accordance with the timing set forth in Section 3.3(c).

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

4.5	Title and Risk of Loss. Title to the Product sold hereunder shall pass to MERCK, and SURMODICS’ liability as to Delivery thereof shall cease upon Delivery, whereupon MERCK shall assume all risk of loss or damage.

4.6	Terms of Sale. The terms and conditions of this Agreement shall be controlling over any inconsistent terms or conditions included in any Firm Order or any other sales acknowledgment or document. No provision of MERCK’s purchase order forms which may impose different conditions than those herein referenced upon SURMODICS, MERCK or their respective Affiliates shall be of any force or effect unless expressly agreed to in writing by SURMODICS.

4.7	Dating. The Parties acknowledge and agree that the shelf life of Product supplied under this Agreement will depend on various factors, including, for example, the Product’s Specifications and the Compound incorporated into such Product. [*]
5. WARRANTY AND LIMITATIONS
5.1	SURMODICS Warranty. SURMODICS represents and warrants that all Product shall, at the time of Delivery, be Manufactured [*]

5.2	Warranty Claims. MERCK shall conduct inspections of each shipment of Product and may reject all or any portion of such shipment that MERCK reasonably believes did not, at the time of Delivery, meet one or more of the warranties specified in Section 5.1(i), 5.1(ii) or 5.1(iii) (such shipment quantities are hereinafter referred to as the “Allegedly Non-Conforming Products”, and, if determined not to have met such warranties, “Non-Conforming Products”) by giving written notice to SURMODICS [*] after receipt of shipment of the Allegedly Non-Conforming Products.] Such notice shall identify in reasonable detail the nature of the nonconformity. If MERCK fails to provide SURMODICS with written notice of Allegedly Non-Conforming Products within such [*], MERCK will be deemed to have accepted the Products. [*]
(a)	[*]

(b)	[*]
5.3	Disposition of Non-Conforming Product. Any Products which are found to be Non-Conforming Products under Section 5.2 and which are in MERCK’s control shall, [*] either be returned to SURMODICS at SURMODICS’ expense, or shall be destroyed pursuant to SURMODICS’ instructions and with MERCK’s approval, which approval shall not be unreasonably withheld, at SURMODICS’ expense.

5.4	MERCK Warranty. MERCK represents and warrants that the Merck Compounds and all Merck Materials shall, at the time of Delivery, be produced [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

5.5	No Debarment. SURMODICS hereby represents, warrants and covenants that it will not, and has not, employed or otherwise used in any capacity the services of any person debarred under Section 21 U.S.C. 335a in performing any portion of the Manufacture of Product and MERCK hereby represents, warrants and covenants that it will not, and has not, employed or otherwise used in any capacity the services of any person debarred under Section 21 U.S.C. 335a in performing any portion of the manufacture of Merck Compounds or Merck Materials.

5.6	Disclaimer. THE WARRANTIES CONTAINED IN ARTICLE 5 ARE THE SOLE WARRANTIES GIVEN BY THE PARTIES HEREUNDER, AND ARE MADE EXPRESSLY IN LIEU OF AND EXCLUDE ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OR OTHERWISE, AND ALL OTHER EXPRESS OR IMPLIED REPRESENTATIONS AND WARRANTIES PROVIDED BY COMMON LAW, STATUTE OR OTHERWISE ARE HEREBY DISCLAIMED BY BOTH PARTIES.
6 QUALITY
6.1	General Obligations. (a) Compliance. SURMODICS shall Manufacture and supply Product in accordance with the Specifications, in accordance with applicable laws, regulations and Regulatory Authority requirements, including but not limited to, all drug listing requirements, and in accordance with cGMPs. (b) Labeling. MERCK shall be responsible for (and shall provide to SURMODICS in writing) the content of all labels, packaging and package inserts for Marketed Product and for ensuring that such content complies with the Marketing Authorizations and with all applicable laws, regulations and Regulatory Authority requirements for each country where Marketed Product is marketed. [*]

6.2	[*]

6.3	Facilities; Audits.
(a)	SURMODICS shall, at its own cost and expense, ensure that the Facilities are in a qualified and validated state appropriate for inclusion as manufacturing sites for Product as required by the applicable Regulatory Authority at the time the first application for Marketing Authorization is submitted by MERCK. SURMODICS shall (or shall cause its Contract Manufacturers to), at its (or its Contract Manufacturer’s own) cost and expense, maintain the qualification and validation status of the Facilities during the Term.

(b)	SURMODICS shall Manufacture (or cause to be Manufactured) all Product supplied hereunder at the Facilities. Manufacturing of Product may not be relocated without MERCK’s prior written consent, which consent shall not be unreasonably withheld or delayed. Any such relocation of the Manufacturing of Product shall comply with cGMPs and all applicable laws, regulations and

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Regulatory Authority requirements and shall be made in accordance with the Change Control Procedure.

(c)	SURMODICS shall and shall cause its Contract Manufacturers to permit one or more qualified technical specialists from MERCK, upon at [*] notice and for reasonable duration ([*]) during regular business hours to visit the Facilities, or any other facility which is proposed to be used to Manufacture Product, for purposes of auditing compliance by SURMODICS and its Contract Manufacturers in the Manufacture of Product with applicable laws, regulations and Regulatory Authority requirements, including cGMPs, and with the Quality Agreement; provided, however, that such audits shall be conducted not more than [*] in [*] All information obtained by MERCK in any such inspection or audit, including without limitation the findings and results related thereto, shall be the confidential information of SURMODICS provided, however, that nothing contained herein shall be construed as restricting the right of either party to take action that it deems in good faith to be required by applicable law or regulation. [*] MERCK shall have the right to review all relevant documentation pertinent to such corrective actions implemented by SURMODICS or its Contract Manufacturer.
6.4	Maintenance; Validation. SURMODICS agrees, at its expense, to operate and maintain (or to cause its applicable Contract Manufacturer to operate and maintain) the Facilities and all equipment used, directly or indirectly, to Manufacture Product in accordance with cGMPs and all applicable laws and regulations and Regulatory Authority requirements and to maintain (or cause to be maintained) said Facilities and equipment in an acceptable state of repair and operating efficiency so as to meet the Specifications and comply with the SURMODICS Know-How. SURMODICS shall be responsible for validating (or causing its Contract Manufacturer to validate) the equipment (including without limitation conducting installation, operational and performance qualification), production, cleaning, packaging, processing and any other appropriate steps performed at the Facilities. Validation procedures used by SURMODICS (or its Contract Manufacturers) as of the Effective Date may continue to be used by SURMODICS (or its Contract Manufacturers); [*]

6.5	Costs of Compliance. Any costs or expenses related to bringing a Facility or any equipment needed to Manufacture Product into compliance with any applicable Regulatory Authority requirements at any time shall be borne exclusively by SURMODICS or its Contract Manufacturer, as the case may be.

6.6	Certificate of Analysis. SURMODICS shall provide MERCK with certificates of analysis related to Product for each batch released for Delivery hereunder. These certificates will document that each batch of Product tendered for Delivery to MERCK conforms to the Specifications. These certificates shall include the date of Manufacture and either a retest date or expiry date for Product, as appropriate. A copy of each certificate shall be included with each batch of Product Delivered to MERCK, and one

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

copy shall be faxed at the same time to the MERCK representative specified in the Quality Agreement. SURMODICS shall also provide MERCK with (i) Regulatory Authority certification, for those countries in which the applicable Regulatory Authority is in the practice of requiring any such certifications, and (ii) any technical or analytical support, including transfer of test methods, as reasonably necessary for MERCK or its Related Parties to release Product in satisfaction of applicable Regulatory Authority requirements.
6.7	Quality Control Testing. SURMODICS shall perform, at its quality control laboratories, such quality control tests as are indicated in the Specifications, in accordance with the test methods and procedures set forth or referred to therein or in the Quality Agreement. SURMODICS shall make the results of its quality control tests available to MERCK on or before the date of Delivery of the corresponding batches of Product. No production batch of Product shall be released for Delivery unless SURMODICS’ tests show the Product to meet the standards set forth in the Specifications. Should any production batch fail to meet the standards set forth in the Specifications, SURMODICS shall promptly investigate the cause of such failure and promptly provide MERCK with a written report summarizing the results of SURMODICS’ investigations, including the root cause of the failure and the corrective actions and follow-up preventative actions to be done to remedy the failure. [*] MERCK shall perform, at MERCK’s expense, such confirmatory testing of Product released for Delivery to MERCK as MERCK may deem appropriate, which may include, but is not limited to, the recommended procedures set forth in the Specifications. MERCK shall advise SURMODICS of any failure of such Product to meet the standards set forth in the Specifications without undue delay.

6.8	Product Release. MERCK is responsible for final release of each lot of Product for sale within the Territory in accordance with MERCK’s standard practices, the Marketing Authorizations and all applicable laws, regulations and Regulatory Authority requirements. SURMODICS is responsible for providing a copy of those Manufacturing records, including but not limited to a certificate of compliance, certificate of analysis, batch records and other documents, if any, as may be further specified in the Quality Agreement, for each lot of Product Manufactured in support of MERCK’s responsibility for final release decision.

6.9	Reference Samples. SURMODICS shall supply MERCK, upon request, with reasonable quantities of reference samples relating to Product, at the cost of SURMODICS, in order to facilitate MERCK’s confirmatory testing.

6.10	Retention of Samples. SURMODICS, at its own expense, is responsible for retaining representative samples of each lot of Product Manufactured and starting materials used in the Manufacture of each lot of Product. The quantity of retention samples shall be at least [*] times the amount of Product or starting materials required to perform quality control release testing or such other quantity as may be set forth in the Quality Agreement. Such amounts shall be stored and retained for [*] After such [*] period as the case may be, if requested by MERCK, SURMODICS shall make arrangements for

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

contracted storage of such Product samples, as agreed upon by MERCK, at MERCK’s expense. At any time following such [*] (or longer) period, if SURMODICS decides that it will no longer store such samples, it shall provide no less than [*] written notice to MERCK, during which time MERCK may instruct SURMODICS to either ship such samples to MERCK or destroy such samples. SURMODICS shall comply with such instructions from MERCK, provided that MERCK shall reimburse SURMODICS its reasonable expenses incurred in shipping or destroying such samples. Retained samples of Product shall be visually examined at least annually. SURMODICS shall promptly notify MERCK of any observed abnormality.
6.11	Stability Testing. SURMODICS shall, at its own expense, perform an on-going program of annual stability testing, in accordance with a protocol approved by MERCK, such approval not to be unreasonably withheld or delayed, on samples from [*] production batches of Product initially, and at least [*] batch of Product [*] thereafter for each packaging type. Such stability testing shall be stability indicating. In the event that SURMODICS detects any instability and/or degradant in excess of approved limits in connection with such testing, SURMODICS shall notify MERCK within [*] of such detection. SURMODICS shall specifically incorporate such additional testing and controls (e.g., storage condition changes) as MERCK may reasonably specify with respect to such instability and/or degradant. In addition, SURMODICS shall place one batch of Product on stability following the implementation of any change described in Section 6.2. Furthermore, any batch Manufactured with one or more significant deviations should be assessed for possible inclusion in stability studies.

6.12	Annual Review. SURMODICS agrees to implement and perform, at its own expense, an Annual Review Program for Product including, but not limited to, a review of production related and quality control testing related atypical investigations.

6.13	Cross Contamination. Except as set forth on Schedule 6.13, SURMODICS hereby declares that as of the date of execution of this Agreement neither it nor its Contract Manufacturers is producing, packaging, labeling, warehousing, quality control testing (including in-process, release and stability testing), releasing or shipping any chemical entity classified as [*] In the event that SURMODICS or its Contract Manufacturers intends, during the course of this Agreement, to produce, package, label, warehouse, quality control test (including in-process, release and stability testing), release or ship any chemical entity belonging to the classes of products listed above, SURMODICS shall promptly notify MERCK in writing of its or its Contract Manufacturers’ intention to do so in order to allow MERCK to consider any potential questions relating to cross-contamination or Regulatory Authority requirements. SURMODICS acknowledges that MERCK has not had the opportunity to fully assess the matters disclosed on Schedule 6.13 and that further measures (procedural or segregation) beyond those described in Schedule 6.13 may be necessary to address potential cross-contamination issues relating to the I-vation Products. In the event MERCK identifies a potential problem of cross-contamination or with Regulatory Authority requirements that would prohibit the activity, [*]

6.14	Quality Agreement. As soon as practicable after the Effective Date but in no event more than [*] thereafter, the Parties shall negotiate and execute a supplemental Quality

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

Agreement (the “Quality Agreement”), consistent with the terms of this Agreement, which shall provide for each Party’s respective compliance responsibilities associated with the Manufacture of Product, including but not limited to a mutually agreeable change control request and approval procedure (the “Change Control Procedure”). If and when MERCK exercises its option to supply Merck Materials under Section 2.5, the Quality Agreement and Change Control Procedure shall be amended by the Parties to provide for each party’s respective compliance responsibilities associated with the manufacture, formulation, handling, storage, testing and other operations relating to the supply and use of Merck Materials. In the event of any inconsistency between this Agreement and the Quality Agreement, the terms of this Agreement shall govern unless otherwise specifically stated in the Quality Agreement or agreed in writing by the Parties.
7. RECORDS RETENTION
7.1	All batch records, quality control records, batch release records, product stability records, deviation reports, and master production and control records relating to the Manufacture of each batch of Product shall be retained by SURMODICS or its Contract Manufacturers for a period of not less than [*] Thereafter, SURMODICS shall notify MERCK of any intention to destroy such records and shall afford MERCK the opportunity to obtain such records at MERCK’s expense, whether from SURMODICS or its Contract Manufacturers. SURMODICS shall provide (or cause its Contract Manufacturers to provide) MERCK with complete and accurate copies of the foregoing documents for each production batch, upon MERCK’s request and at MERCK’s expense.
8 REGULATORY MATTERS
8.1	Recalls.
(a)	In the event that Marketed Product is recalled or withdrawn, SURMODICS shall fully cooperate with MERCK, [*], in connection with such recall or withdrawal. [*]

(b)	[*]
8.2	Safety. SURMODICS shall promptly (and, in any event, within [*]) notify MERCK of any information of which it becomes aware concerning Product supplied to MERCK which may affect the safety or efficacy and continued marketing of the Product. Any such notification will include all related information in reasonable detail. Upon such notification, the Parties shall consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action; provided, however, that nothing contained herein shall be construed as restricting the right of either party to make a timely report of such matter to any Regulatory Authority or take other action that it deems to be appropriate or required by applicable law or regulation. Each party will notify the other promptly of any health hazards with respect to Product which may impact employees involved in the Manufacture of Product.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

8.3	Regulatory Authority Inspection. SURMODICS hereby agrees to advise MERCK promptly (and, in any event, within [*]) of any proposed or unannounced visit or inspection by any authorized agent of a governmental authority, including any Regulatory Authority or any environmental regulatory authority, to a Facility (whether owned by SURMODICS, an Affiliate or a Contract Manufacturer) where such visit or inspection is specifically related to the Product or its Manufacture (a “Product-Related Inspection”). SURMODICS agrees to permit (and SURMODICS shall cause its Contract Manufacturers to permit), to the extent reasonably practical, one or more qualified representative(s) of MERCK to be present during a Product-Related Inspection if requested by MERCK. If MERCK is not present during a Product-Related Inspection, SURMODICS shall promptly provide a summary report of the results of the Product-Related inspection to MERCK in English. SURMODICS shall promptly (and, in any event, within [*]) furnish MERCK English summaries of all reports, documents or correspondence with respect to any Regulatory Authority requests or inspections of a Facility if such reports, documents or correspondence are related to the Product or its Manufacture, as well as a copy of each such report, document or correspondence in English. The Parties will cooperate in the development and review of responses that are required to be submitted to any Regulatory Authority relating to the Manufacture of Product prior to submission to the Regulatory Authority. Nothing contained within this Section 8.3 shall restrict the right of either Party to make a timely report of such matter to any Regulatory Agency or take other action that it deems to be appropriate or required by applicable law or regulation. SURMODICS shall promptly notify MERCK of any Regulatory Authority request for samples of Product or Manufacturing batch records and will not provide such material until such notification is made to MERCK.

8.4	Complaints and Adverse Events. SURMODICS hereby agrees to advise MERCK promptly (and, in any event, within [*]) of any complaint information (including adverse event information) SURMODICS receives relating to Product. SURMODICS will assist MERCK in investigating and resolving all complaints and adverse events related to the Manufacturing of the Product. MERCK will be responsible for evaluating and investigating complaints and for communicating to any Regulatory Authorities regarding Product complaints or adverse events. SURMODICS will take any corrective actions agreed to by the Parties to avoid future occurrences of Product complaints or adverse events related to the Manufacturing of the Product.
9 INDEMNITY; LIMITATION OF LIABILITY
9.1	Indemnification by SURMODICS. Subject to Section 9.4, SURMODICS agrees to indemnify, defend and hold harmless MERCK, its Affiliates and their respective directors, officers, employees and agents from and against any liabilities, losses, costs, damages, fees or expenses arising out of any [*] (“Losses”) relating to or resulting from [*]

9.2	Indemnification by MERCK. Subject to Section 9.4, MERCK agrees to indemnify, defend and hold harmless SURMODICS, its Affiliates and their respective directors,

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

officers, employees and agents from and against any Losses relating to or resulting from [*]
9.3	[*] A person or entity entitled to indemnification under this Article 9 (an “Indemnified Party”) shall give prompt written notification to the party from whom indemnification is sought (the “Indemnifying Party”) of the commencement of any action, suit or proceeding relating to a [*] claim for which indemnification may be sought or, if earlier, [*] (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a [*] claim as provided in this Section 9.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice). Within [*] after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such [*] claim with counsel reasonably satisfactory to the Indemnified Party. If the Indemnifying Party does not assume control of such defense, the Indemnified Party shall control such defense. The Party not controlling such defense may participate therein at its own expense. The Party controlling such defense shall keep the other Party advised of the status of such action, suit, proceeding or claim and the defense thereof and shall consider recommendations made by the other Party with respect thereto. The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, delayed or conditioned. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party without the prior written consent of the Indemnified Party.

9.4	Limitations on Indemnification and Liability.

[*]
10. CONFIDENTIALITY AND PUBLIC ANNOUNCEMENTS
10.1	Nondisclosure Obligation. The provisions contained in Article 4 “Confidentiality and Publication” of the License Agreement are hereby incorporated by reference as if set forth herein in full.
11. ARBITRATION/GOVERNING LAW
11.1	Governing Law; Disputes. This Agreement shall be interpreted by and construed according to the substantive laws of the State of New York, USA, without reference to any rules of conflict of laws or renvoi. The U.N. Convention on International Sales of Goods shall not apply. In the event of any controversy or claim arising out of or relating

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

to this Agreement or breach thereof, the dispute resolution and arbitration provisions of Section 11.6 of the License Agreement shall apply.
11.2	Remedies Cumulative. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available at law or in equity.
12. TERM AND TERMINATION
12.1	Term. This Agreement shall be effective as of the Effective Date and shall continue in effect, unless earlier terminated as provided in this Article 12 (the “Term”) until [*] (as defined in the License Agreement) in the Territory; provided that, MERCK may, in its sole discretion, extend the Term for an additional [*] period by providing SURMODICS with written notice no less than [*] prior to the expiration of the initial Term.

12.2	Mutual Agreement. This Agreement may be terminated by written agreement of the Parties.

12.3	Termination by Either Party. This Agreement may be terminated with written notice by either party to the other at any time during the term of this Agreement:
(a)	if the other party is in breach of its material obligations hereunder (except by a Force Majeure cause pursuant to Section 13.4) and has not cured such breach within [*] after written notice requesting cure of the breach has been given; provided, however, that in the event of a good faith dispute with respect to the existence of a material breach, the [*] cure period shall be tolled until such time as the dispute is resolved pursuant to Section 11.1 hereof; or,

(b)	upon the filing or institution of bankruptcy, reorganization, liquidation or receivership proceedings by the other party or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other party; provided, however, in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the party consents to the involuntary bankruptcy or such proceeding is not dismissed within [*] of the filing thereof.
12.4	Termination by MERCK. This Agreement may be terminated by MERCK at its sole discretion, in whole or in part, at any time following the Effective Date upon [*] written notice to SURMODICS.

12.5	Termination by SURMODICS. This Agreement may be terminated by SURMODICS at its sole discretion [*].

12.6	Termination of License Agreement. [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

12.7	Payment of Outstanding Debts. Upon expiration or termination of this Agreement for whatever reason, either party shall settle all outstanding invoices or monies owed to the other party or its Affiliates pursuant to their stated terms; provided however, that in the event the termination is the result of a breach by a party, all amounts owed to the other party shall become immediately due and payable.

12.8	Return of Information. Unless otherwise permitted under this Agreement or the License Agreement, within [*] subsequent to the expiration or termination of this Agreement, either party shall return to the other party all Information received from the other party, including all copies thereof, and forward to the other party all documents or materials created from such Information; provided, however, that each party shall have the right to retain one copy of Information in its confidential files to the extent retention of such Information is required by applicable laws and regulations.

12.9	Effects of Termination.
(a)	[*]

(b)	[*]

(c)	[*]

(d)	[*]
12.10	Surviving Clause. Expiration or termination of this Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination. In addition to those Sections which by their terms are intended to survive termination of this Agreement, [*]
13.	MISCELLANEOUS PROVISIONS
13.1	Binding Effect; Assignment. This Agreement shall inure to the benefit of and be binding upon each of the Parties hereto and their respective successors and permitted assigns. Neither party may assign, transfer or otherwise dispose of this Agreement or any obligation with respect thereto, to any party without the prior written consent of the other party, such consent not to be unreasonably withheld, except that either party may, without the other party’s consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate (other than an Affiliate that was created to facilitate a change of control) of the assigning party.

13.2	Cooperation. Each party agrees to execute such further papers, agreements, documents, instruments and the like as may be necessary or desirable to effect the purpose of this Agreement and to carry out its provisions.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13.3	Entire Agreement. This Agreement, together with the License Agreement and the Quality Agreement, contain the entire agreement between the Parties with respect of the subject matter hereof and supersedes and cancels all previous agreements, negotiations, commitments and writings in respect of the subject matter hereof and may not be changed or modified in any manner, or released, discharged, abandoned, or otherwise terminated unless in writing and signed by the duly authorized officers and representatives of the Parties.

13.4	Force Majeure.
(a)	Neither party shall be liable for the failure or delay in performing any obligation under this Agreement (except for the payment of money) affecting MERCK, SURMODICS, its Affiliate or any Contract Manufacturer nor shall any party have the right to terminate this Agreement if and to the extent such failure or delay is due to any of the following causes beyond the reasonable control of the other party (collectively, “Force Majeure”) (a) acts of God; (b) unusually severe weather, fire or explosion; (c) war, invasion, riot or other civil unrest; (d) governmental laws, orders, restrictions, actions, embargoes or blockades; (e) action by any Regulatory Authority (unrelated to the affected party’s performance hereunder); (f) national or regional emergency; (g) strikes, lockouts, labor trouble or other industrial disturbances; (h) shortage of adequate fuel, power, Materials or transportation facilities; or (i) any other event which is beyond the reasonable control of the affected party; provided that the party affected shall promptly notify the other of the Force Majeure condition and shall exert all reasonable efforts to eliminate, cure or overcome any such causes and to resume performance of its obligations as soon as reasonably possible.

(b)	During the duration of any Force Majeure, SURMODICS shall allocate Materials and/or resources required for the Manufacture of Product in the manner set forth in Section 2.2, subject to Section 3.6.

(c)	The requirements that all reasonable efforts be made to eliminate, cure or overcome a Force Majeure condition shall not require the settlement of strikes or labor controversies by acceding to the demands of the opposing party or parties.
13.5	Insurance. SURMODICS agrees to maintain, during the Term and for [*]

13.6	Headings. The Article and Section headings in this Agreement are solely for the convenience and reference of the Parties hereto and are not intended to be descriptive of the entire contents of, or to affect, any of the terms or provisions hereof or their interpretation.

13.7	No Agency. Nothing contained herein shall be deemed to establish or otherwise create a relationship of principal and agent between SURMODICS and MERCK, or MERCK and

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

SURMODICS, it being understood that each of SURMODICS and MERCK is an independent contractor who cannot and shall not be deemed an agent of the other or its Affiliates for any purpose whatsoever. Neither SURMODICS nor any of its agents or employees shall have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of MERCK or its Affiliates or have any authority to bind MERCK or its Affiliates in any way without the prior written approval of MERCK. Neither MERCK nor any of its agents or employees shall have any right or authority to assume or create any obligation of any kind, whether express or implied, on behalf of SURMODICS or its Affiliates or have any authority to bind SURMODICS or its Affiliates in any way without the prior written approval of SURMODICS.
13.8	Notice. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, to the intended recipient at its address set forth below or to such other business address as may have been furnished in writing by the intended recipient to the sender. Any such notice shall be deemed to have been given: (a) when delivered, if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch, if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing, if sent by mail. Any required notice shall be given in English.
Notice to SURMODICS shall be addressed to:
SurModics, Inc.
9924 West 74th Street
Eden Prairie, MN 55344
Attn: Chief Executive Officer
Facsimile: (952) 829-2743
With a copy to:
SurModics, Inc.
One Corporate Park
Suite 150, Irvine, CA 92606
Attention: President, Ophthalmology Division
Fax: (949) 387-7465

Notice to MERCK shall be addressed to:
Merck & Co., Inc.
Two Merck Drive
Whitehouse Station, New Jersey 08889-0100 U.S.A.
Attention: [*]
Facsimile:
with a copy to:
Merck & Co., Inc.
One Merck Drive
Whitehouse Station, New Jersey 08889-0100 U.S.A.
Attention: [*]
Facsimile: [*]
     Either party may change its address by giving written notice to the other party.
13.9	Prevailing Language. The Agreement shall be prepared and executed in English and if translated into a language other than English for any purpose, the English version shall in all events prevail and be paramount in the event of any differences, questions or disputes concerning the meaning, form, validity, or interpretation of this Agreement.

13.10	Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affect the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Agreement.

13.11	Modification and Waiver. No amendment, modification or alteration of the terms of this Agreement shall be binding unless the same shall be in writing and duly executed by the Parties hereto, except that any of the terms or provisions of this Agreement may be waived in writing at any time by the party which is entitled to the benefits of such waived terms or provisions. No waiver of any of the provisions of this Agreement shall be deemed to or shall constitute a waiver of any other provision hereof (whether or not similar). No delay on the part of any party exercising any right, power or privilege hereunder shall operate as a waiver thereof.

13.12	Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original and all of which shall constitute one and the same agreement.

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

13.13	Waiver of Rule of Construction. Each party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting party shall not apply.

13.14	Successors and Assigns. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties hereto and their respective successors and permitted assigns.

13.15	Audit Rights. Upon the written request of MERCK and not more than [*], SURMODICS shall permit [*] to such of the records of SURMODICS as may be reasonably necessary to verify the accuracy of the Supply Price invoiced to MERCK hereunder for any year [*] prior to the date of such request. [*] of the date MERCK delivers to SURMODICS such accounting firm’s written report so correctly concluding, or as otherwise agreed upon by the Parties. [*] Upon the expiration of [*] following the end of any Calendar Year, the calculation of the Supply Price payable with respect to such Calendar Year shall be binding and conclusive upon MERCK, and SURMODICS shall be released from any liability or accountability with respect to the Supply Price charged for such year. MERCK shall treat all financial information subject to review under this Section 13.15 in accordance with the confidentiality and non-use provisions of Article 4 of the License Agreement, and [*] to enter into an acceptable confidentiality agreement with SURMODICS obligating it to retain all such information in confidence pursuant to such confidentiality agreement.
IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

SURMODICS, INC.	MERCK & CO., INC.

By:	By:
Name:	Name:
Title:	Title:

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.

[*]
[*]
[*]
[*]
▪	[*]

▪	[*]

▪	[*]
[*]
[*]
▪	[*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]
     [*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
[*]

     [*]
     [*]
     [*]
     [*]
     [*]
▪	[*]

▪	[*]

[*]
-	[*]

-	[*]

-	[*]

-	[*]

-	[*]

-	[*]
▪	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
[*]

[*]
[*]
▪ ▪	[*] [*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
[*]

[*]
[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
[*]

SCHEDULE 1.39
Specifications
Current Research and Development Product Specifications
I.	Clinical Supply of Product
[*]
II.	Primary Packaging of Product
[*]
III.	Secondary Packaging and Labeling of Product
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 1.39

[*]
[*]

[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]

[*]
[*]	[*]	[*]
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[*]	[*]	[*]
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[*]	[*]	[*]
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[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]
[*]	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
[*]

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

[*]	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
[*]

SCHEDULE 2.6
Scale-Up Activities

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 2.6

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 2.6

[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]
[*]	[*]	[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 2.6

SCHEDULE 6.13
[*]
[*]
[*]

*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 6.13

[*]

[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
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*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 6.13

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*	Portions omitted pursuant to a request for confidential treatment and filed separately with the Securities and Exchange Commission.
Schedule 6.13